UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under to §240.14a-12

Annaly Capital Management, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! ANNALY CAPITAL MANAGEMENT, INC. 2023 Annual Meeting Vote by May 16, 2023 11:59 PM ET ANNALY CAPITAL MANAGEMENT, INC. 1211 AVENUE OF THE AMERICAS NEW YORK, NY 10036 ATTN: ANTHONY C. GREEN V02648-P86731 You invested in ANNALY CAPITAL MANAGEMENT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2023. Get informed before you vote View the 2022 ANNUAL REPORT TO STOCKHOLDERS and 2023 NOTICE & PROXY STATEMENT online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 17, 2023 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/NLY2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 1a. Francine J. Bovich 1b. David L. Finkelstein 1c. Thomas Hamilton 1d. Kathy Hopinkah Hannan 1e. Michael Haylon 1f. Martin Laguerre 1g. Eric A. Reeves 1h. John H. Schaefer 1i. Glenn A. Votek 1j. Vicki Williams 2. Advisory approval of the Company’s executive compensation. 3. Advisory vote on the frequency of future advisory votes to approve the Company’s executive compensation. 4. Amendment to the Company’s Charter to decrease the number of authorized shares of stock. 5. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 6. Advisory stockholder proposal to further reduce the ownership threshold to call a special meeting. NOTE: Voting items may include such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For For For For For For For For For Year For For Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. V02649-P86731